                                MONTHLY STATEMENT
                  _____________________________________________

                             PROVIDIAN MASTER TRUST
                                  SERIES 1996-1
                  _____________________________________________


            Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the ("Agreement") as supplemented by the Series 1996-1 Supplement dated as of June 1, 1996 (as amended and supplemented, the "Series Supplement"), between Chase Manhattan Bank USA, National Association as Servicer, Card Acquisition Funding LLC as Transferor, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Senior Certificateholders and the Collateral Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1996-1 Certificates with respect to the Distribution Date occuring on March 17, 2003, and with respect to the performance of the Trust during the month of February the performance of the Trust during the month of February is set forth below. Certain of the information is presented on the basis of an original Principal amount of $1,000 per $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)    Information Regarding the Current Monthly Distribution for the Series
      1996-1 Senior Certificates (stated on the basis of $1,000 original certificate principal amount)

      (1)    The total amount distributed to Senior Certificateholders per
             $1,000 original certificate principal amount                                                 $1.132500

      (2)    The amount set forth in A(1) above distributed to Senior
             Certificateholders with respect to interest per $1,000 original
             certificate principal amount                                                                 $1.132500

      (3)    The amount set forth in A(1) above distributed to Senior
             Certificateholders with respect to principal per $1,000 original
             certificate principal amount                                                                 $0.000000

B)    Information Regarding the Performance of the Trust

      (1)    Allocation of Receivables Collections to the Series 1996-1 Certificates

             (a)    The aggregate amount of Finance Charge Receivables collected
                    during the Monthly Period immediately preceding the Distribution Date            $81,124,787.86

             (b)    The aggregate amount of Interchange collected and allocated to the Trust
                    for the Monthly Period immediately preceding the Distribution Date                $4,219,487.40

             (c)    The aggregate amount of Principal Receivables collected during the
                    Monthly Period immediately preceding the Distribution Date                      $468,103,269.54

             (d)    The Floating Allocation Percentage with respect to the
                    Series 1996-1 Certificates for the Monthly Period
                    immediately preceding the Distribution Date                                            9.764337%

             (e)    The Principal Allocation Percentage with respect to the Series 1996-1
                    Certificates for the Monthly Period immediately preceding the Distribution
                    Date                                                                                  14.453690%

                                 _______________________________________

                                     Series 1996-1 Monthly Statement
                                     March 17, 2003 Distribution Date
                                 _______________________________________

             (f)    The Finance Charge Receivables and Interchange collected
                    and allocated to the Series 1996-1 Certificates for the
                    Monthly Period immediately preceding the Distribution Date                        $8,333,303.06

             (g)    The Principal Receivables collected and allocated to the
                    Series 1996-1 Certificates for the Monthly Period
                    immediately preceding the Distribution Date                                      $67,658,197.25

         (2)    Available Finance Charge Collections and Reallocated Principal
                Collections for Series 1996-1 for the Monthly Period immediately preceding the Distribution Date

                (a)    The Finance Charge Receivables and Interchange collected and
                       allocated to the Series 1996-1 Certificates                                    $8,333,303.06

                (b)    Collection Account and Special Funding Account investment
                       earnings allocated to the Series 1996-1 Certificates                                   $0.00

                (c)    Principal Funding Account Investment Proceeds                                    $222,073.79

                (d)    Prefunding Account Investment Proceeds                                                 $0.00

                (e)    Reserve Account withdrawals, if applicable                                             $0.00

                (f)    Additional Finance Charges from other Series allocated to
                       the Series 1996-1 Certificates                                                         $0.00

                (g)    Payments, if any, on deposit as of the Determination Date
                       received from any Interest Rate Protection Agreements                                  $0.00

                (h)    Reallocated Principal Collections                                                      $0.00

                (i)    Total Available Finance Charge Collections and
                       Reallocated Principal Collections for Series 1996-1
                       (total of (a), (b), (c), (d), (e), (f), (g) and (h)
                       above)                                                                         $8,555,376.85

         (3)    Available Principal Collections for Series 1996-1 for the
                Monthly Period immediately preceding the Distribution Date

                (a) The Principal Receivables collected and allocated to the
                    Series 1996-1 Certificates                                                       $67,658,197.25

                (b) Shared Principal Collections from other Series allocated to
                    the Series 1996-1 Certificates                                                   $86,367,716.57

                (c) Additional amounts to be treated as Available Principal
                    Collections pursuant to the Series Supplement                                     $3,999,491.08

                (d) Reallocated Principal Collections                                                         $0.00

                                 _______________________________________

                                     Series 1996-1 Monthly Statement
                                     March 17, 2003 Distribution Date
                                 _______________________________________

                (e) Available Principal Collections for Series 1996-1 (total of (a), (b) and
                    (c) minus (d) above)                                                            $158,025,404.90

         (4)    Delinquent Balances in the Trust

                The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                (a)    30-59 days                                                                      $115,880,997
                (b)    60-89 days                                                                        84,476,375
                (c)    90 or more days                                                                  154,851,532
                                                                                                       ------------
                (d)    Total Delinquencies                                                             $355,208,904

         (5)    Defaulted Amount

                (a)    The aggregate amount of Defaulted Receivables with respect to the Trust
                       for the Monthly Period immediately preceding the Distribution Date            $45,483,737.24

                (b)    The aggregate Amount of Recoveries of Defaulted Receivables processed
                       during the Monthly Period immediately preceding the Distribution Date          $4,523,548.30

                (c)    The Defaulted Amount for the Monthly Period immediately preceding the
                       Distribution Date [Defaulted Receivables minus Recoveries]                    $40,960,188.94

                (d)    The Defaulted Amount for the Monthly Period immediately preceding the
                       Distribution Date allocable to the Series 1996-1 Certificates (the
                      "Series 1996-1 Defaulted Amount")                                               $3,999,491.08

                (e)    The Senior Defaulted Amount [Series 1996-1 Defaulted Amount multiplied by
                       the Senior Percentage]                                                         $3,118,003.02

         (6)    Senior Charge-Offs

                (a)    The excess, if any, of the Senior Defaulted Amount over the sum of (i)
                       Available Finance Charge Collections applied to such Senior Defaulted
                       Amount, (ii) Reallocated Principal Collections and (iii) the amount by which the Collateral Invested Amount has been reduced in respect of such
                       Senior Defaulted Amount (a "Senior Charge-Off")                                        $0.00

                (b)    The amount of the Senior Charge-Off set forth in item 6(a) above, per
                       $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Senior Certificateholder's
                       investment)                                                                       $0.0000000

                (c)    The total amount reimbursed on the Distribution Date in
                       respect of Senior Charge-Offs for prior Distribution Dates                             $0.00

                (d)    The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                       amount of each Senior Certificateholder's investment)                              $0.000000


                                        3

                                 _______________________________________

                                     Series 1996-1 Monthly Statement
                                     March 17, 2003 Distribution Date
                                 _______________________________________

                (e)    The amount, if any, by which the outstanding principal balance of the
                       Senior Certificates exceeds the Senior Invested Amount and the Senior Initial
                       Percentage of the Prefunding Account Balance, if any, as of the
                       Distribution Date, after giving effect to all deposits, withdrawals and
                       distributions on such Distribution Date                                                $0.00

         (7)    Reductions in the Collateral Interest

                (a)    The excess, if any, of the Collateral Defaulted Amount over Available
                       Finance Charge Collections applied to such Collateral Defaulted Amount                 $0.00

                (b)    The amount by which the Collateral Invested Amount has been reduced on
                       the Distribution Date in respect of Reallocated Principal Collections                  $0.00

                (c)    The amount by which the Collateral Invested Amount has been reduced on
                       the Distribution Date in respect of the unpaid Required Amount                         $0.00

                (d)    The total amount by which the Collateral Invested Amount has been reduced
                       on the Distribution Date as set forth in items 7(a), (b) and (c)                       $0.00

                (e)    The total amount reimbursed on the Distribution Date in respect of
                       reductions in the Collateral Invested Amount on prior Distribution Dates               $0.00

                (f)    The amount, if any, by which the outstanding principal balance of the Collateral
                       Interest exceeds the Collateral Invested Amount and the Collateral Percentage
                       of the Prefunding Account Balance, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals and distributions on the Distribution
                       Date                                                                                   $0.00

         (8)    Investor Monthly Servicing Fee

                The amount of the Series 1996-1 Monthly Servicing Fee payable to the Servicer on
                the Distribution Date                                                                 $1,069,636.93

         (9)    Prefunding Account

                (a)    The Prefunding Account Balance on the Distribution Date                                $0.00

                (b)    The Senior Percentage of the Prefunding Account Balance on the
                       Distribution Date                                                                      $0.00

                (c)    The Collateral Percentage of the Prefunding Account
                       Balance on the Distribution Date                                                       $0.00

         (10)   Senior Monthly Interest

                (a)     Senior Monthly Interest payable on the Distribution Date                        $849,941.25

                                 _______________________________________

                                     Series 1996-1 Monthly Statement
                                     March 17, 2003 Distribution Date
                                 _______________________________________

         (11)   Principal Funding Account Amount

                (a)    The amount on deposit in the Principal Funding Account on
                       the Distribution Date, after giving effect to all
                       deposits, withdrawals and distributions on such
                       Distribution Date                                                            $375,249,999.99

                (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in January 2003. (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series
                       Supplement.)

         (12)   Deficit Controlled Accumulation Amount

                The Deficit Controlled Accumulation Amount for the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
                Distribution Date                                                                             $0.00

         (13) Reserve Account (if applicable)

                (a)    The amount on deposit in the Reserve Account, if funded, on the
                       Distribution Date, after giving effect to all deposits, withdrawals and
                       distributions on such Distribution Date and the related Transfer Date                   0.00

                (b)    The Required Reserve Account Amount, if any, selected by the Servicer                   0.00

C)       Senior Invested Amount

         (1)    The Senior Invested Amount and the Senior Percentage of the Prefunding Account
                Balance on the date of issuance (the "Senior Initial Amount")                       $750,500,000.00

         (2)    The Senior Invested Amount and the Senior Percentage of the Prefunding Account
                Balance, if any, on the Distribution Date, after giving effect to all deposits,
                withdrawals and distributions on such Distribution Date                             $750,500,000.00

         (3)    The Pool Factor for the Distribution Date (which represents the ratio of the
                Senior Invested Amount and the Senior Percentage of the Prefunding Account
                Balance, if any, as of such Distribution Date, after giving effect to any adjustment in the Senior Invested Amount on such Distribution Date, to the
                Senior Initial Amount). The amount of a Senior Certificateholder's pro rate share of the Senior Invested Amount and the Prefunding Account Balance, if any,
                can be determined by multiplying the original denomination of the Senior
                Certificateholder's Certificate by the Pool Factor                                         1.000000

                                 _______________________________________

                                     Series 1996-1 Monthly Statement
                                     March 17, 2003 Distribution Date
                                 _______________________________________

D)       Collateral Invested Amount

         (1)    The Collateral Invested Amount and the Collateral Percentage of the Prefunding
                Account Balance on the date of issuance                                             $199,500,000.00

         (2)    The Collateral Invested Amount and the Collateral Percentage of the Prefunding
                Account Balance, if any, on the Distribution Date, after giving effect to all
                deposits, withdrawals and distributions on such Distribution Date                   $108,506,753.43

         (3)    The Collateral Invested Amount as a percentage of the sum of the Collateral
                Invested Amount and the Senior Invested Amount on such Distribution Date                      12.63%

E)       Receivables Balances

         (1)    The aggregate amount of Principal Receivables in the Trust at the close of
                business on the last day of the immediately preceding Monthly Period                 $6,436,539,697

         (2)    The aggregate amount of Finance Charge Receivables in the Trust at the close of
                business on the last day of the immediately preceding Monthly Period                   $198,817,953

F)       Annualized Percentages

         (1)    The Gross Yield (Available Finance Charge Collections for the Series 1996-1
                Certificates for the preceding Monthly Period (excluding payments received from
                Interest Rate Protection Agreements) divided by the Invested Amount of the
                Series 1996-1 Certificates and the Prefunding Account balance, if any, as of the last day of the next preceding Monthly Period, multiplied by 365 days divided by
                number of calendar days in the month. ) Effective November 2002 Monthly Period.               12.50%

         (2)    The Net Loss Rate (the Series 1996-1 Defaulted Amount for the preceding Monthly
                Period divided by the Invested Amount of the Series 1996-1 Certificates and the
                Prefunding Account balance, if any, as of the last day of the next preceding
                Monthly Period, multiplied by 12)                                                              5.38%

         (3)    The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series
                1996-1 Certificates for the preceding Monthly Period)                                          7.12%

         (4)    The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
                Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the
                Series 1996-1 Certificates and the Prefunding Account Balance, if any, as of the
                last day of the next preceding Monthly Period, multiplied  by 12)                              2.86%

         (5)    The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1996-1
                Certificates for the preceding Monthly Period)                                                 4.26%

                                 _______________________________________

                                     Series 1996-1 Monthly Statement
                                     March 17, 2003 Distribution Date
                                 _______________________________________

         (6)    The Monthly Payment Rate (Collections of Principal Receivables
                and Finance Charge Receivables with respect to all Receivables in the Trust for the preceding Monthly Period divided by the amount of Receivables in the Trust as of
                the last day of the next preceding Monthly Period)                                             8.19%

 G) Series 1996-1 Information for the Last Three Distribution Dates

                1)     Gross Yield

                       a)   03/17/03   12.50%
                       b)   02/18/03   13.91%
                       c)   01/15/03   17.87%

                2)     Net Loss Rate

                       a)   03/17/03    5.38%
                       b)   02/18/03    6.48%
                       c)   01/15/03    8.41%

                3)     Net Spread (Portfolio Yield Minus Base Rate)

                       a)   03/17/03    4.26%
                       b)   02/18/03    3.86%
                       c)   01/15/03    5.77%

                Three Month Average     4.63%

                4)     Monthly Payment Rate

                       a)   03/17/03    8.19%
                       b)   02/18/03    8.81%
                       c)   01/15/03    9.17%


                              CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                              Servicer


                              By: _________________________________
                              Name:   Patricia Garvey
                              Title:  Vice President


                                MONTHLY STATEMENT
                  _____________________________________________

                             PROVIDIAN MASTER TRUST
                                  SERIES 1997-2
                  _____________________________________________


         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, "the Agreement"), as supplemented by the Series 1997-2 Supplement dated as of March 1, 1997 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders and the Collateral Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1997-2 Certificates with respect to the Distribution Date occurring on March 17, 2003, and with respect to the performance of the Trust during the month of February is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement as applicable.

A)       Information Regarding the Current Monthly Distribution for the Series
         1997-2 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)      The total amount distributed to Class A Certificateholders per $1,000 original
                  certificate principal amount                                                                        $1.087500

         (2)      The amount set forth in A(1) above distributed to Class A Certificateholders with
                  respect to interest per $1,000 original certificate principal amount                                $1.087500

         (3)      The amount set forth in A(1) above distributed to Class A Certificateholders with
                  respect to principal per $1,000 original certificate principal amount                               $0.000000

         (4)      The total amount distributed to Class B Certificateholders per $1,000 original
                  certificate principal amount                                                                        $1.237500

         (5)      The amount set forth in A(4) above distributed to Class B Certificateholders with
                  respect to interest per $1,000 original certificate principal amount                                $1.237500

         (6)      The amount set forth in A(4) above distributed to Class B Certificateholders with
                  respect to principal per $1,000 original certificate principal amount                               $0.000000

B)       Information Regarding the Performance of the Trust

         (1)      Allocation of Receivables Collections to the Series 1997-2 Certificates

                  (a)     The aggregate amount of Finance Charge Receivables collected during the Monthly
                          Period immediately preceding the Distribution Date                                     $81,124,787.86

                  (b)     The aggregate amount of Interchange collected and allocated to the Trust for the
                          Monthly Period immediately preceding the Distribution Date                              $4,219,487.40


                                  _____________________________________

                                     Series 1997-2 Monthly Statement
                                     March 17, 2003 Distribution Date
                                  _____________________________________

                  (c)     The aggregate amount of Principal Receivables collected during the Monthly
                          Period immediately preceding the Distribution Date                                    $468,103,269.54

                  (d)     The Floating Allocation Percentage with respect to the Series 1997-2
                          Certificates for the Monthly Period immediately preceding the Distribution Date             10.650088%

                  (e)     The Principal Allocation Percentage with respect to the Series 1997-2
                          Certificates for the Monthly Period immediately preceding the Distribution Date             10.650088%

                  (f)     The Finance Charge Receivables and Interchange collected and allocated to the
                          Series 1997-2 Certificates for the Monthly Period immediately preceding the
                          Distribution Date                                                                       $9,089,240.12

                  (g)     The Principal Receivables collected and allocated to the Series 1997-2
                          Certificates for the Monthly Period immediately preceding the Distribution Date        $49,853,408.50

         (2)      Available Finance Charge Collections, Required Draw Amount and
                  Reallocated Principal Collections for Series 1997-2 for the
                  Monthly Period immediately preceding the Distribution Date

                  (a)     The Finance Charge Receivables and Interchange collected and allocated to the
                          Series 1997-2 Certificates                                                              $9,089,240.12

                  (b)     Collection Account and Special Funding Account investment earnings allocated to
                          the Series 1997-2 Certificates                                                                  $0.00

                  (c)     Principal Funding Account Investment Proceeds                                                   $0.00

                  (d)     Cash Collateral Account Investment Proceeds                                                $18,928.67

                  (e)     Reserve Draw Amount, if applicable                                                              $0.00

                  (f)     Additional Finance Charges from other Series allocated to the Series 1997-2
                          Certificates                                                                                    $0.00

                  (g)     Payments, if any, on deposit as of the Determination Date received from any
                          Interest Rate Protection Agreements                                                             $0.00

                  (h)     Required Draw Amount, if applicable                                                             $0.00

                  (i)     Reallocated Collateral Principal Collections                                                    $0.00

                  (j)     Reallocated Class B Principal Collections                                                       $0.00

                  (k)     Total Available Finance Charge Collections and  Reallocated Principal Collections
                          for Series 1997-2 (total of (a), (b), (c), (d), (e), (f), (g), (h), (i)
                          and (j) above)                                                                          $9,108,168.79

                                  _____________________________________

                                     Series 1997-2 Monthly Statement
                                     March 17, 2003 Distribution Date
                                  _____________________________________

         (3)      Available Principal Collections for Series 1997-2 for the
                  Monthly Period immediately preceding the Distribution Date

                  (a)     The Principal Receivables collected and allocated to the Series 1997-2
                          Certificates                                                                           $49,853,408.50

                  (b)     Shared Principal Collections from other Series allocated to the Series 1997-2
                          Certificates                                                                                    $0.00

                  (c)     Additional amounts to be treated as Available Principal Collections pursuant to
                          the Series Supplement                                                                   $4,362,296.02

                  (d)     Reallocated Collateral Principal Collections                                                    $0.00

                  (e)     Reallocated Class B Principal Collections                                                       $0.00

                  (f)     Available Principal Collections for Series 1997-2 (total of (a), (b) and (c)
                          minus (d) and (e) above)                                                               $54,215,704.52

         (4)      Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the
                  Distribution Date.

                  (a)     30-59 days                                                                               $115,880,997
                  (b)     60-89 days                                                                                 84,476,375
                  (c)     90 or more days                                                                           154,851,532
                                                                                                                   ------------
                  (d)     Total Delinquencies                                                                      $355,208,904

         (5)      Defaulted Amount

                  (a)     The aggregate amount of Defaulted Receivables with respect to the Trust for the
                          Monthly Period immediately preceding the Distribution Date                             $45,483,737.24

                  (b)     The aggregate Amount of Recoveries of Defaulted Receivables processed during the
                          Monthly Period immediately preceding the Distribution Date                              $4,523,548.30

                  (c)     The Defaulted Amount for the Monthly Period immediately preceding the
                          Distribution Date [Defaulted Receivables minus Recoveries]                             $40,960,188.94

                  (d)     The Defaulted Amount for the Monthly Period immediately preceding the
                          Distribution Date allocable to the Series 1997-2 Certificates (the "Series
                          1997-2 Defaulted Amount")                                                               $4,362,296.02

                  (e)     The Class A Defaulted Amount [Series 1997-2 Defaulted Amount multiplied by the
                          Class A Percentage]                                                                     $3,555,271.26

                  (f)     The Class B Defaulted Amount [Series 1997-2 Defaulted Amount multiplied by the
                          Class B Percentage]                                                                       $414,418.12

                                  _____________________________________

                                     Series 1997-2 Monthly Statement
                                     March 17, 2003 Distribution Date
                                  _____________________________________

         (6)      Class A Charge-Offs

                  (a)     The excess, if any, of the Class A Defaulted Amount over the sum of (i)
                          Available Finance Charge Collections applied to such Class A Defaulted Amount,
                          (ii) the Available Cash Collateral Amount applied to such Class A Defaulted
                          Amount, (iii) Reallocated Principal Collections applied to such Class A
                          Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect of such Class A
                          Defaulted Amount (a "Class A Charge-Off")                                                       $0.00

                  (b)     The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing,
                          pro rata, the amount of each Class A Certificateholder's investment)                        $0.000000

                  (c)     The total amount reimbursed on the Distribution Date in respect of Class A
                          Charge-Offs for prior Distribution  Dates                                                       $0.00

                  (d)     The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount
                          of each Class A Certificateholder's  investment)                                            $0.000000

                  (e)     The amount, if any, by which the outstanding principal balance of the Class A
                          Certificates exceeds the Class A Invested Amount if any, as of the Distribution
                          Date, after giving effect to all deposits, withdrawals and distributions on such
                          Distribution Date                                                                               $0.00

         (7)      Class B Charge-Offs

                  (a)     The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                          Available Finance Charge Collections applied to such Class B Defaulted Amount applied to such Class B Defaulted Amount, (ii) the Available Cash Collateral
                          Amount, (iii) Reallocated Collateral Principal Collections applied to such Class
                          B Defaulted Amount and (iv) the amount by which the Collateral Invested Amount
                          has been reduced in respect of such Class B Defaulted Amount                                    $0.00

                  (b)     The amount by which the Class B Invested Amount has been reduced on the
                          Distribution Date in respect of Reallocated Class B Principal Collections                       $0.00

                  (c)     The amount by which the Class B Invested Amount has been reduced on the
                          Distribution Date in respect of item 6(a) (together with item 7(a), "Class B
                          Charge-Offs")                                                                                   $0.00

                  (d)     The total amount by which the Class B Invested Amount has been reduced on the
                          Distribution Date as set forth in items 7(a), (b) and (c)                                       $0.00

                  (e)     The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount
                          of each Class B Certificateholder's  investment)                                            $0.000000

                  (f)     The total amount reimbursed on the Distribution Date in respect of reductions in
                          the Class B Invested Amount on prior Distribution Date                                          $0.00

                                  _____________________________________

                                     Series 1997-2 Monthly Statement
                                     March 17, 2003 Distribution Date
                                  _____________________________________

                  (g)     The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount
                          of each Class B Certificateholder's investment)                                             $0.000000

                  (h)     The amount, if any, by which the outstanding principal balance of the Class B
                          Certificates exceeds the Class B Invested Amount if any, as of the Distribution
                          Date, after giving effect to all deposits, withdrawals and distributions on such
                          Distribution Date                                                                               $0.00

         (8)      Reductions in the Collateral Interest

                  (a)     The excess, if any, of the Collateral Defaulted Amount over Available Finance
                          Charge Collections applied to such Collateral Defaulted Amount                                  $0.00

                  (b)     The amount by which the Collateral Invested Amount has been reduced on the
                          Distribution Date in respect of Reallocated Principal Collections                               $0.00

                  (c)     The amount by which the Collateral Invested Amount has been reduced on the
                          Distribution Date in respect of items 6(a) and 7(a) above                                       $0.00

                  (d)     The total amount by which the Collateral Invested Amount has been reduced on the
                          Distribution Date as set forth in items 8(a), (b) and (c)                                       $0.00

                  (e)     The total amount reimbursed on the Distribution Date in respect of reductions in
                          the Collateral Invested Amount on prior Distribution Dates                                      $0.00

                  (f)     The amount, if any, by which the outstanding principal balance of the Collateral
                          Interest exceeds the Collateral Invested Amount, if any, as of the Distribution
                          Date, after giving effect to all deposits, withdrawals and distributions on the
                          Distribution Date                                                                               $0.00

         (9)      Investor Monthly Servicing Fee

                  (a)     The amount of the Series 1997-2 Monthly Servicing Fee payable to the Servicer on
                          the Distribution Date                                                                   $1,166,666.67

         (10)     Cash Collateral Account

                  (a)     The Available Cash Collateral Amount on the Distribution Date, after giving
                          effect to all deposits, withdrawals and distributions on such Distribution Date        $21,000,000.00

         (11)     Class A Monthly Interest

                  (a)     Class A Monthly Interest payable on the Distribution Date                                 $620,418.75

         (12)     Class B Monthly Interest

                  (a)     Class B Monthly Interest payable on the Distribution Date                                  $82,293.75

         (13)     Principal Funding Account Amount

                  (a)     The amount on deposit in the Principal Funding Account on the Distribution Date,
                          after giving effect to all deposits, withdrawals and distributions on such
                          Distribution Date                                                                               $0.00

                                  _____________________________________

                                     Series 1997-2 Monthly Statement
                                     March 17, 2003 Distribution Date
                                  _____________________________________

                  (b)     Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in August 2003. (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

         (14)     Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount for the Distribution Date, after giving
                  effect to all deposits, withdrawals and distributions on such Distribution Date                         $0.00

         (15) Reserve Account (if applicable)

                  (a)     The amount on deposit in the Reserve Account, if funded, on the Distribution
                          Date, after giving effect to all deposits, withdrawals and distributions on such
                          Distribution Date and the related Transfer Date                                                 $0.00

                  (b)     The Required Reserve Account Amount, if any, selected by the Servicer                           $0.00

(C)      Class A Invested Amount

         (1)      The Class A Initial Invested Amount                                                           $570,500,000.00

         (2)      The Class A Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                             $570,500,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class A
                  Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class A Initial Invested
                  Amount). The amount of a Class A Certificateholder's pro rata share of the Class A
                  Invested Amount can be determined by multiplying the original denomination of the Class
                  A Certificateholder's Certificate by the Pool Factor                                                 1.000000

D)       Class B Invested Amount

         (1)      The Class B Initial Invested Amount                                                            $66,500,000.00

         (2)      The Class B Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                              $66,500,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class B
                  Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class B Initial Invested
                  Amount). The amount of a Class B Certificateholder's pro rata share of the Class B
                  Invested Amount can be determined by multiplying the original denomination of the Class
                  B Certificateholder's Certificate by the Pool Factor                                                   1.0000

E)       Collateral Invested Amount

         (1)      The Collateral Initial Invested Amount                                                         $63,000,000.00

         (2)      The Collateral Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                              $63,000,000.00

                                  _____________________________________

                                     Series 1997-2 Monthly Statement
                                     March 17, 2003 Distribution Date
                                  _____________________________________

         (3)      The Collateral Invested Amount as a percentage of the sum of the Invested Amount on such
                  Distribution Date                                                                                        9.00%

F)       Receivables Balances

         (1)      The aggregate amount of Principal Receivables in the Trust at the close of business on
                  the last day of the immediately preceding Monthly Period                                       $6,436,539,697

         (2)      The aggregate amount of Finance Charge Receivables in the Trust at the close of business
                  on the last day of the immediately preceding Monthly Period                                      $198,817,953

G)       Annualized Percentages

         (1)      The Gross Yield (Available Finance Charge Collections for the Series 1997-2 Certificates
                  for the preceding Monthly Period (excluding payments received from Interest Rate
                  Protection Agreements) divided by the Invested Amount of the Series 1997-2 Certificates
                  as of the last day of the next preceding Monthly Period, multiplied by  365 days divided
                  by number of calendar days in the month.)  Effective November 2002 monthly period.                      16.96%

         (2)      The Net Loss Rate (the Series 1997-2 Defaulted Amount for the preceding Monthly Period divided by the Invested Amount of the Series 1997-2 Certificates as of the last day of
                  the next preceding Monthly Period, multiplied by 12)                                                     7.48%

         (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 1997-2
                  Certificates for the preceding Monthly Period)                                                           9.48%

         (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
                  Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series 1997-2
                  Certificates as of the last day of the next preceding Monthly Period, multiplied  by 12)                 3.37%

         (5)      The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1997-2
                  Certificates for the preceding Monthly Period)                                                           6.11%

         (6)      The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
                  Receivables with respect to all Receivables in the Trust for the preceding Monthly
                  Period divided by the amount of Receivables in the Trust as of the last day of the next
                  preceding Monthly Period)                                                                                8.19%

H)       Series 1997-2 Information for the Last Three Distribution Dates

         1) Gross Yield

                  a)           03/17/03            16.96%
                  b)           02/18/03            15.95%
                  c)           01/15/03            17.91%

         2) Net Loss Rate

                  a)           03/17/03             7.48%
                  b)           02/18/03             7.50%
                  c)           01/15/03             8.41%

                                  _____________________________________

                                     Series 1997-2 Monthly Statement
                                     March 17, 2003 Distribution Date
                                  _____________________________________

         3) Net Spread (Portfolio Yield Minus Base Rate)

                  a)           03/17/03             6.11%
                  b)           02/18/03             4.69%
                  c)           01/15/03             5.90%

         Three Month Average                        5.57%

         4) Monthly Payment Rate

                  a)           03/17/03             8.19%
                  b)           02/18/03             8.81%
                  c)           01/15/03             9.17%


                                              CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                                              Servicer



                                              By: _________________________________
                                              Name:      Patricia Garvey
                                              Title:     Vice President

                                        8

                                MONTHLY STATEMENT
                  _____________________________________________

                             PROVIDIAN MASTER TRUST
                                  SERIES 1999-1
                  _____________________________________________


         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 1999-1 Supplement dated as of June 1, 1999 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1999-1 Certificates with respect to the Distribution Date occurring on March 17, 2003, and with respect to the performance of the Trust during the month of February is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)       Information Regarding the Current Monthly Distribution for the Series
         1999-1 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

         (1)      The total amount distributed to Class A Certificateholders per $1,000 original
                  certificate principal amount                                                                          $1.177500

         (2)      The amount set forth in A(1) above distributed to Class A Certificateholders with
                  respect to interest per $1,000 original certificate principal amount                                  $1.177500

         (3)      The amount set forth in A(1) above distributed to Class A Certificateholders with
                  respect to principal per $1,000 original certificate principal amount                                 $0.000000

         (4)      The total amount distributed to Class B Certificateholders per $1,000 original
                  certificate principal amount                                                                          $5.666667

         (5)      The amount set forth in A (4) above distributed to Class B Certificateholder with
                  respect to interest per $1,000 original certificate principal amount                                  $5.666667

         (6)      The amount set forth in A (4) above distributed to Class B Cerfiticateholder with
                  respect to principal per $1,000 original certificate principal amount                                 $0.000000

B)       Information Regarding the Performance of the Trust

         (1)      Allocation of Receivables Collections to the Series 1999-1 Certificates

                  (a)    The aggregate amount of Finance Charge Receivables collected during the Monthly
                         Period immediately preceding the Distribution Date                                        $81,124,787.86

                  (b)    The aggregate amount of Interchange collected and allocated to the Trust for
                         the Monthly Period immediately preceding the Distribution Date                             $4,219,487.40

                  (c)     The aggregate amount of Principal Receivables collected during the Monthly
                          Period immediately preceding the Distribution Date                                      $468,103,269.54

                                        1

                                       _________________________________

                                        Series 1999-1 Monthly Statement
                                       March 17, 2003 Distribution Date
                                       _________________________________

                  (d)     The Floating Allocation Percentage with respect to the Series 1999-1 Certificates
                          for the Monthly Period immediately preceding the Distribution Date                             9.752828%

                  (e)     The Principal Allocation Percentage with respect to the Series 1999-1 Certificates
                          for the Monthly Period immediately preceding the Distribution Date                             9.752828%

                  (f)     The Finance Charge Receivables and Interchange collected and allocated to the Series
                          1999-1 Certificates for the Monthly Period immediately preceding the Distribution Date    $8,323,479.98

                  (g)     The Principal Receivables collected and allocated to the Series 1999-1 Certificates
                          for the Monthly Period immediately preceding the Distribution Date                       $45,653,304.56

         (2)      Available Finance Charge Collections and Reallocated Principal
                  Collections for Series 1999-1 for the Monthly Period immediately preceding the Distribution Date.

                  (a)     The Finance Charge Receivables and Interchange collected and allocated to the Series
                          1999-1 Certificates                                                                       $8,323,479.98

                  (b)     Collection Account and Special Funding Account investment earnings allocated to the
                          Series 1999-1 Certificates                                                                        $0.00

                  (c)     Principal Funding Account Investment Proceeds                                                     $0.00

                  (d)     Reserve Draw Amount                                                                               $0.00

                  (e)     Additional Finance Charges from other Series allocated to the Series 1999-1 Certificates          $0.00

                  (f)     Payments, if any, on deposit as of the Determination Date received from any Interest
                          Rate Protection Agreements                                                                        $0.00

                  (g)     Reallocated Class D Principal Collections                                                         $0.00

                  (h)     Reallocated Collateral Principal Collections                                                      $0.00

                  (i)     Reallocated Class B Principal Collections                                                         $0.00

                  (j)     Total Available Finance Charge Collections and Reallocated Principal Collections for
                          Series 1999-1 (total of (a), (b), (c), (d), (e), (f), (g), (h), and (i) above)            $8,323,479.98


                                       _________________________________

                                        Series 1999-1 Monthly Statement
                                       March 17, 2003 Distribution Date
                                       _________________________________

         (3)      Available Principal Collections for Series 1999-1 for the Monthly
                  Period immediately preceding the Distribution Date

                  (a)     The Principal Receivables collected and allocated to the Series 1999-1
                          Certificates                                                                             $45,653,304.56

                  (b)     Shared Principal Collections from other Series allocated to the Series
                          1999-1 Certificates                                                                               $0.00

                  (c)     Additional amounts to be treated as Available Principal Collections pursuant
                          to the Series Supplement                                                                  $3,994,776.58

                  (d)     Reallocated Class D Principal Collections                                                         $0.00

                  (e)     Reallocated Collateral Principal Collections                                                      $0.00

                  (f)     Reallocated Class B Principal Collections                                                         $0.00

                  (g)     Available Principal Collections for Series 1999-1 (total of (a), (b) and
                          (c) minus (d), (e) and (f) above)                                                        $49,648,081.14

         (4)      Delinquent Balances in the Trust

                             The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                  (a)     31-60 days                                                                                 $115,880,997
                  (b)     61-90 days                                                                                   84,476,375
                  (c)     91 or more days                                                                             154,851,532
                                                                                                                     ------------
                  (d)     Total Delinquencies                                                                        $355,208,904

         (5)      Defaulted Amount

                  (a)     The aggregate amount of Defaulted Receivables with respect to the Trust for
                          the Monthly Period immediately preceding the Distribution Date                           $45,483,737.24

                  (b)     The aggregate Amount of Recoveries of Defaulted Receivables processed during
                          the Monthly Period immediately preceding the Distribution Date                            $4,523,548.30

                  (c)     The Defaulted Amount for the Monthly Period immediately preceding the Distribution
                          Date [Defaulted Receivables minus Recoveries]                                            $40,960,188.94

                  (d)     The Defaulted Amount for the Monthly Period immediately preceding the Distribution
                          Date allocable to the Series 1999-1 Certificates (the "Series 1999-1 Defaulted Amount")   $3,994,776.58

                  (e)     The Class A Defaulted Amount [Series 1999-1 Defaulted Amount multiplied by the
                          Class A Percentage]                                                                       $3,115,925.73

                  (f)     The Class B Defaulted Amount [Series 1999-1 Defaulted Amount multiplied by the
                          Class B Percentage]                                                                         $409,463.80


                                       _________________________________

                                        Series 1999-1 Monthly Statement
                                       March 17, 2003 Distribution Date
                                       _________________________________

         (6)      Class A Charge-Offs

                  (a)     The excess, if any, of the Class A Defaulted Amount over the sum of (i)
                          Available Finance Charge Collections applied to such Class A Defaulted Amount,
                          (ii) Reallocated Principal Collections applied to such Class A Defaulted
                          Amount, (iii) the amount by which the Class D Invested Amount has been reduced in respect of such Class A Defaulted Amount, (iv) the amount by which the
                          Collateral Invested Amount has been reduced in respect of such Class A
                          Defaulted Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect of such Class A Defaulted Amount (a "Class A
                          Charge-Off")                                                                                      $0.00

                  (b)     The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing,
                          pro rata, the amount of each Class A Certificateholder's investment)                              $0.00

                  (c)     The total amount reimbursed on the Distribution Date in respect of Class A
                          Charge-Offs for prior Distribution Dates                                                          $0.00

                  (d)     The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                          amount of each Class A Certificateholder's investment)                                        $0.000000

                  (e)     The amount, if any, by which the outstanding principal balance of the Class A
                          Certificates exceeds the Class A Invested Amount if any, as of the Distribution
                          Date, after giving effect to all deposits, withdrawals and distributions on
                          such Distribution Date                                                                            $0.00

         (7)      Class B Charge-Offs

                  (a)     The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                          Available Finance Charge Collections applied to such Class B Defaulted Amount,
                          (ii) Reallocated Class D Principal Collections applied to such Class B
                          Defaulted Amount, (iii) Reallocated Collateral Principal Collections applied to such Class B Defaulted Amount, (iv) the amount by which the Class D Invested
                          Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the Collateral Invested Amount has been reduced in respect of
                          such Class B Defaulted Amount                                                                     $0.00

                  (b)     The amount by which the Class B Invested Amount has been reduced on the
                          Distribution Date in respect of Reallocated Class B Principal Collections                         $0.00

                  (c)     The amount by which the Class B Invested Amount has been reduced on the
                          Distribution Date in respect of item 6(a) (together with item 7(a), "Class B
                          Charge-Offs")                                                                                     $0.00

                  (d)     The total amount by which the Class B Invested Amount has been reduced on the
                          Distribution Date as set forth in items 7(a), (b) and (c)                                         $0.00

                  (e)     The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount
                          of each Class B Certificateholder's investment)                                               $0.000000


                                       _________________________________

                                        Series 1999-1 Monthly Statement
                                       March 17, 2003 Distribution Date
                                       _________________________________

                  (f)     The total amount reimbursed on the Distribution Date in respect of reductions
                          in the Class B Invested Amount on prior Distribution Dates                                        $0.00

                  (g)     The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                          amount of each Class B Certificateholder's investment)                                        $0.000000

                  (h)     The amount, if any, by which the outstanding principal balance of the Class B
                          Certificates exceeds the Class B Invested Amount if any, as of the Distribution
                          Date, after giving effect to all deposits, withdrawals and distributions on
                          such Distribution Date                                                                            $0.00

         (8)      Reductions in the Collateral Interest

                  (a)     The excess, if any, of the Collateral Defaulted Amount over the sum of (i) Available
                          Finance Charge Collections applied to such Collateral Defaulted Amount, (ii) Reallocated
                          Class D Principal Collections applied to such Collateral Defaulted Amount and (iii) the
                          Amount by which the Class D Invested Amount has been reduced in respect of such
                          Collateral Defaulted Amount                                                                       $0.00

                  (b)     The amount by which the Collateral Invested Amount has been reduced the Distribution
                          Date in respect of Reallocated Collateral Principal Collections                                   $0.00

                  (c)     The amount by which the Collateral Invested Amount has been reduced on the Distribution
                          Date in respect of items 6(a) and 7(a) above                                                      $0.00

                  (d)     The total amount by which the Collateral Invested Amount has been reduced on
                          the Distribution Date as set forth in items 8(a), (b) and (c)                                     $0.00

                  (e)     The total amount reimbursed on the Distribution Date in respect of reductions
                          in the Collateral Invested Amount on prior Distribution Dates                                     $0.00

                  (f)     The amount, if any, by which the outstanding principal balance of the
                          Collateral Interest exceeds the Collateral Invested Amount, if any, as of the
                          Distribution Date, after giving effect to all deposits, withdrawals and
                          distributions on the Distribution Date                                                            $0.00

         (9)      Reductions in the Class D Interest

                  (a)     The excess, if any, of the Class D Defaulted Amount over Available Finance
                          Charge Collections applied to such Class D Defaulted Amount                                       $0.00

                  (b)     The amount by which the Class D Invested Amount has been reduced on the
                          Distribution Date in respect of Reallocated Principal Collections                                 $0.00

                  (c)     The amount by which the Class D Invested Amount has been reduced on the
                          Distribution Date in respect of items 6(a), 7(a) and 8(a) above                                   $0.00

                  (d)     The total amount by which the Class D Invested Amount has been reduced on the
                          Distribution Date as set forth in items 9(a), (b) and (c )                                        $0.00


                                       _________________________________

                                        Series 1999-1 Monthly Statement
                                       March 17, 2003 Distribution Date
                                       _________________________________

                  (e)     The total amount reimbursed on the Distribution Date in respect of reductions
                          in the Class D Invested Amount on prior Distribution Dates                                        $0.00

                  (f)     The amount, if any, by which the outstanding principal balance of the Class D
                          Interest exceeds the Class D Invested Amount, if any, as of the Distribution
                          Date, after giving effect to all deposits, withdrawals and distributions on the
                          Distribution Date                                                                                 $0.00

         (10)     Investor Monthly Servicing Fee

                  (a)     The amount of the Series 1999-1 Monthly Servicing Fee payable to the Servicer
                          on the Distribution Date                                                                    $934,829.06

         (11)     Class A Monthly Interest

                  (a)     Class A Monthly Interest payable on the Distribution Date                                   $588,750.00

         (12)     Class B Monthly Interest

                  (a)     Class B Monthly Interest payable on the Distribution Date                                   $372,328.33

         (13)     Principal Funding Account Amount

                  (a)     The amount on deposit in the Principal Funding Account on the Distribution
                          Date, after giving effect to all deposits, withdrawals and distributions on
                          such Distribution Date                                                                            $0.00

                  (b)     Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in October 2003 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)


                                       _________________________________

                                        Series 1999-1 Monthly Statement
                                       March 17, 2003 Distribution Date
                                       _________________________________

         (14)     Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount for the Distribution Date, after giving effect
                  to all deposits, withdrawals and distributions on such Distribution Date                                  $0.00

         (15)     Reserve Account

                  (a)     The amount on deposit in the Reserve Account on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
                          Distribution Date and the related Transfer Date                                                   $0.00

                  (b)     The Required Reserve Account Amount                                                               $0.00

C)       Class A Invested Amount

         (1)      The Class A Initial Invested Amount                                                             $500,000,000.00

         (2)      The Class A Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                               $500,000,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class A
                  Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class A Initial Invested
                  Amount). The amount of a Class A Certificateholder's pro rata share of the Class A
                  Invested Amount can be determined by multiplying the original denomination of the Class
                  A Certificateholder's Certificate by the Pool Factor                                                    1.00000

D) Class B Invested Amount

         (1)      The Class B Initial Invested Amount $65,705,000.00

         (2)      The Class B Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                                $65,705,000.00

         (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class B
                  Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class B Initial Invested
                  Amount). The amount of a Class B Certificateholder's pro rata share of the Class B
                  Invested Amount can be determined by multiplying the original denomination of the Class
                  B Certificateholder's Certificate by the Pool Factor                                                   1.000000

E)       Collateral Invested Amount

         (1)      The Collateral Initial Invested Amount                                                           $52,884,000.00

         (2)      The Collateral Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Date                                             $52,884,000.00

         (3)      The Collateral Invested Amount as a percentage of the sum of the Invested Amount on
                  such Distribution Date                                                                                     8.25%


                                       _________________________________

                                        Series 1999-1 Monthly Statement
                                       March 17, 2003 Distribution Date
                                       _________________________________

F)       Class D Invested Amount

         (1)      The Class D Initial Invested Amount                                                              $22,436,642.00

         (2)      The Class D Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                                $22,436,642.00

         (3)      The Class D Invested Amount as a percentage of the sum of the Invested Amount on such
                  Distribution Date                                                                                          3.50%

G)       Receivables Balances

         (1)      The aggregate amount of Principal Receivables in the Trust at the close of business on
                  the last day of the immediately preceding Monthly Period                                         $6,436,539,697

         (2)      The aggregate amount of Finance Charge Receivables in the Trust at the close of
                  business on the last day of the immediately preceding Monthly Period                               $198,817,953

H)       Annualized Percentages

         (1)      The Gross Yield (Available Finance Charge Collections for the Series 1999-1
                  Certificates for the preceding Monthly Period (excluding payments received from
                  Interest Rate Protection Agreements) divided by the Invested Amount of the Series
                  1999-1 Certificates as of the last day of the next preceding Monthly Period, multiplied by 365 days divided by number of days in calendar month.) Effective November 2002
                  monthly period.                                                                                           16.93%

         (2)      The Net Loss Rate (the Series 1999-1 Defaulted Amount for the preceding Monthly Period divided by the Invested Amount of the Series 1999-1 Certificates as of the last day of
                  the next preceding Monthly Period, multiplied by 12)                                                       7.48%

         (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 1999-1
                  Certificates for the preceding Monthly Period)                                                             9.45%

         (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
                  Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series 1999-1
                  Certificates as of the last day of the next preceding Monthly Period, multiplied by 12)                    4.41%

         (5)      The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1999-1
                  Certificates for the preceding Monthly Period)                                                             5.04%

         (6)      The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
                  Receivables with respect to all Receivables in the Trust for the preceding Monthly
                  Period divided by the amount of Receivables in the Trust as of the last day of the next
                  preceding Monthly Period)                                                                                  8.19%


                                       _________________________________

                                        Series 1999-1 Monthly Statement
                                       March 17, 2003 Distribution Date
                                       _________________________________

I) Series 1999-1 Information for the Last Three Distribution Dates

         1)       Gross Yield

                  a)         03/17/03           16.93%
                  b)         02/18/03           23.52%
                  c)         01/15/03           17.87%

         2)       Net Loss Rate

                  a)         03/17/03            7.48%
                  b)         02/18/03            7.50%
                  c)         01/15/03            8.41%

         3)       Net Spread (Portfolio Yield Minus Base Rate)

                  a)         03/17/03            5.04%
                  b)         02/18/03           11.30%
                  c)         01/15/03            4.87%

                  Three Month Average            7.07%

         4)       Monthly Payment Rate

                  a)         03/17/03            8.19%
                  b)         02/18/03            8.81%
                  c)         01/15/03            9.17%



                                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                                 Servicer


                                 By: _________________________________
                                 Name:     Patricia Garvey
                                 Title:    Vice President

                                        9

                                MONTHLY STATEMENT
                  _____________________________________________

                             PROVIDIAN MASTER TRUST
                                  SERIES 2000-1
                  _____________________________________________


         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 2000-1 Supplement dated as of February 1, 2000 (as amended and restated on February 5, 2002, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-1 Certificates with respect to the Distribution Date occurring on March 17, 2003,and with respect to the performance of the Trust during the month of February is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)        Information Regarding the Current Monthly Distribution for the Series
          2000-1 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

          (1)     The total amount distributed to Class A Certificateholders per $1,000 original certificate
                   principal amount                                                                                      $6.241667

          (2)     The amount set forth in A(1) above distributed to Class A Certificateholders with respect to
                  interest per $1,000 original certificate principal amount                                              $6.241667

          (3)     The amount set forth in A(1) above distributed to Class A Certificateholders with respect to
                  principal per $1,000 original certificate principal amount                                             $0.000000

          (4)     The total amount distributed to Class B Certificateholders per $1,000 original certificate
                  principal amount                                                                                       $1.365000

          (5)     The amount set forth in A(4) above distributed to Class B Certificateholders with respect to
                  interest per $1,000 original certificate principal amount                                              $1.365000

          (6)     The amount set forth in A(4) above distributed to Class B Certificateholders with respect to
                  principal per $1,000 original certificate principal amount                                             $0.000000

B)        Information Regarding the Performance of the Trust

          (1)     Allocation of Receivables Collections to the Series 2000-1 Certificates

                  (a)    The aggregate amount of Finance Charge Receivables collected during the Monthly
                         Period immediately preceding the Distribution Date                                         $81,124,787.86

                  (b)    The aggregate amount of Interchange collected and allocated to the Trust for the
                         Monthly Period immediately preceding the Distribution Date                                  $4,219,487.40

                                                 _________________________________

                                                  Series 2000-1 Monthly Statement
                                                  March 17, 2003 Distribution Date
                                                 _________________________________

                  (c)    The aggregate amount of Principal Receivables collected during the Monthly Period
                         immediately preceding the Distribution Date                                               $468,103,269.54

                  (d)    The Floating Allocation Percentage with respect to the Series 2000-1 Certificates for
                         the Monthly Period immediately preceding the Distribution Date                                   7.987566%

                  (e)    The Principal Allocation Percentage with respect to the Series 2000-1 Certificates for
                         the Monthly Period immediately preceding the Distribution Date                                   7.987566%

                  (f)    The Finance Charge Receivables and Interchange collected and allocated to the Series
                         2000-1 Certificates for the Monthly Period immediately preceding the Distribution Date      $6,816,930.09

                  (g)    The Principal Receivables collected and allocated to the Series 2000-1 Certificates for
                         the Monthly Period immediately preceding the Distribution Date                             $37,390,056.38

          (2)     Available Finance Charge Collections and Reallocated Principal Collections for Series 2000-1
                  for the Monthly Period immediately preceding the Distribution Date.

                  (a)    The Finance Charge Receivables and Interchange collected and allocated to the Series
                         2000-1 Certificates                                                                         $6,816,930.09

                  (b)    Collection Account and Special Funding Account investment earnings allocated to the
                         Series 2000-1 Certificates                                                                          $0.00

                  (c)    Principal Funding Account Investment Proceeds                                                       $0.00

                  (d)    Class A Reserve Draw Amount                                                                         $0.00

                  (e)    Class B Reserve Draw Amount                                                                         $0.00

                  (f)    Additional Finance Charges from other Series allocated to the Series 2000-1 Certificates            $0.00

                  (g)    Payments, if any, on deposit as of the Determination Date received from any Interest
                         Rate Protection Agreements                                                                          $0.00

                  (h)    Reallocated Class D Principal Collections                                                           $0.00

                  (i)    Reallocated Collateral Principal Collections                                                        $0.00

                  (j)    Reallocated Class B Principal Collections                                                           $0.00

                  (k)    Total Available Finance Charge Collections and Reallocated Principal Collections for
                         Series 2000-1 (total of (a), (b), (c), (d), (e), (f), (g), (h), (i) and (j) above)          $6,816,930.09

          (3)     Available Principal Collections for Series 2000-1 for the Monthly Period immediately preceding the Distribution Date

                  (a)    The Principal Receivables collected and allocated to the Series 2000-1 Certificates        $37,390,056.38

                  (b)    Shared Principal Collections from other Series allocated to the Series 2000-1
                         Certificates                                                                                        $0.00


                                                 _________________________________

                                                  Series 2000-1 Monthly Statement
                                                  March 17, 2003 Distribution Date
                                                 _________________________________

                  (c)    Additional amounts to be treated as Available Principal Collections pursuant to the
                         Series Supplement                                                                           $3,271,722.02

                  (d)    Reallocated Class D Principal Collections                                                           $0.00

                  (e)    Reallocated Collateral Principal Collections                                                        $0.00

                  (f)    Reallocated Class B Principal Collections                                                           $0.00

                  (g)    Available Principal Collections for Series 2000-1 (total of (a), (b) and (c) minus (d),
                         (e) and (f) above)                                                                         $40,661,778.40

          (4)     Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                  (a)    31-60 days                                                                                   $115,880,997
                  (b)    61-90 days                                                                                     84,476,375
                  (c)    91 or more days                                                                               154,851,532
                                                                                                                      ------------
                  (d)    Total Delinquencies                                                                          $355,208,904

          (5)     Defaulted Amount

                  (a)    The aggregate amount of Defaulted Receivables with respect to the Trust for
                         the Monthly Period immediately preceding the Distribution Date                             $45,483,737.24

                  (b)    The aggregate Amount of Recoveries of Defaulted Receivables processed during the
                         Monthly Period immediately preceding the Distribution Date                                  $4,523,548.30

                  (c)    The Defaulted Amount for the Monthly Period immediately preceding the Distribution
                         Date [Defaulted Receivables minus Recoveries]                                              $40,960,188.94

                  (d)    The Defaulted Amount for the Monthly Period immediately preceding the Distribution
                         Date allocable to the Series 2000-1 Certificates (the "Series 2000-1 Defaulted Amount")     $3,271,722.02

                  (e)    The Class A Defaulted Amount [Series 2000-1 Defaulted Amount multiplied by the
                         Class A Percentage]                                                                         $2,617,377.61

                  (f)    The Class B Defaulted Amount [Series 2000-1 Defaulted Amount multiplied by the
                         Class B Percentage]                                                                           $294,454.98

                                                 _________________________________

                                                  Series 2000-1 Monthly Statement
                                                  March 17, 2003 Distribution Date
                                                 _________________________________
          (6)     Class A Charge-Offs

                  (a)    The excess, if any, of the Class A Defaulted Amount over the sum of (i) Available
                         Finance Charge Collections applied to such Class A Defaulted Amount, (ii) Reallocated
                         Principal Collections applied to such Class A Defaulted Amount, (iii) the amount by which the Class D Invested Amount has been reduced in respect of such Class A
                         Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the
                         Class B Invested Amount has been reduced in respect of such Class A Defaulted Amount
                         (a "Class A Charge-Off")                                                                            $0.00

                  (b)    The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro
                         rata, the amount of each Class A Certificateholder's investment)                                $0.000000

                  (c)    The total amount reimbursed on the Distribution Date in respect of Class A
                         Charge-Offs for prior Distribution Dates                                                            $0.00

                  (d)    The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class
                         A Certificateholder's investment)                                                              $0.0000000

                  (e)    The amount, if any, by which the outstanding principal balance of the Class A
                         Certificates exceeds the Class A Invested Amount if any, as of the Distribution Date,
                         after giving effect to all deposits, withdrawals and distributions on such
                         Distribution Date                                                                                   $0.00

          (7)     Class B Charge-Offs

                  (a)    The excess, if any, of the Class B Defaulted Amount over the sum of (i) Available
                         Finance Charge Collections applied to such Class B Defaulted Amount, (ii) Reallocated
                         Class D Principal Collections applied to such Class B Defaulted Amount, (iii)
                         Reallocated Collateral Principal Collections applied to such Class B Defaulted
                         Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the Collateral
                         Invested Amount has been reduced in respect of such Class B Defaulted Amount                        $0.00

                  (b)    The amount by which the Class B Invested Amount has been reduced on the Distribution
                         Date in respect of Reallocated Class B Principal Collections                                        $0.00

                  (c)    The amount by which the Class B Invested Amount has been reduced on the Distribution
                         Date in respect of item 6(a) (together with item 7(a), "Class B Charge-Offs")                       $0.00

                  (d)    The total amount by which the Class B Invested Amount has been reduced on the
                         Distribution Date as set forth in items 7(a), (b) and (c)                                           $0.00

                  (e)    The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class B
                         Certificateholder's investment)                                                                 $0.000000

                  (f)    The total amount reimbursed on the Distribution Date in respect of reductions in the
                         Class B Invested Amount on prior Distribution Dates                                                 $0.00

                                        4

                                                 _________________________________

                                                  Series 2000-1 Monthly Statement
                                                  March 17, 2003 Distribution Date
                                                 _________________________________
                  (g)    The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class
                         B Certificateholder's investment)                                                               $0.000000

                  (h)    The amount, if any, by which the outstanding principal balance of the Class B
                         Certificates exceeds the Class B Invested Amount if any, as of the Distribution Date,
                         after giving effect to all deposits, withdrawals and distributions on such
                         Distribution Date                                                                                   $0.00

          (8)     Reductions in the Collateral Interest

                  (a)    The excess, if any, of the Collateral Defaulted Amount over the sum of (i) Available
                         Finance Charge Collections applied to such Collateral Defaulted Amount, (ii)
                         Reallocated Class D Principal Collections applied to such Collateral Defaulted Amount and (iii) the amount by which the Class D Invested Amount has been reduced in respect
                         of such Collateral Defaulted Amount                                                                 $0.00

                  (b)    The amount by which the Collateral Invested Amount has been reduced on the
                         Distribution Date in respect of Reallocated Collateral Principal Collections                        $0.00

                  (c)    The amount by which the Collateral Invested Amount has been reduced on the
                         Distribution Date in respect of items 6(a) and 7(a) above                                           $0.00

                  (d)    The total amount by which the Collateral Invested Amount has been reduced on the
                         Distribution Date as set forth in items 8(a), (b) and (c)                                           $0.00

                  (e)    The total amount reimbursed on the Distribution Date in respect of reductions in the
                         Collateral Invested Amount on prior Distribution Dates                                              $0.00

                  (f)    The amount, if any, by which the outstanding principal balance of the Collateral
                         Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date,
                         after giving effect to all deposits, withdrawals and distributions on the
                         Distribution Date                                                                                   $0.00

          (9)     Reductions in the Class D Interest

                  (a)    The excess, if any, of the Class D Defaulted Amount over Available Finance Charge
                         Collections applied to such Class D Defaulted Amount                                                $0.00

                  (b)    The amount by which the Class D Invested Amount has been reduced on the Distribution
                         Date in respect of Reallocated Principal Collections                                                $0.00

                  (c)    The amount by which the Class D Invested Amount has been reduced on the Distribution
                         Date in respect of items 6(a), 7(a) and 8 (a) above                                                 $0.00

                  (d)    The total amount by which the Class D Invested Amount has been reduced on the
                         Distribution Date as set forth in items 9(a), (b) and (c)                                           $0.00

                  (e)    The total amount reimbursed on the Distribution Date in respect of reductions in the
                         Class D Invested Amount on prior Distribution Dates                                                 $0.00

                                                 _________________________________

                                                  Series 2000-1 Monthly Statement
                                                  March 17, 2003 Distribution Date
                                                 _________________________________
                  (f)    The amount, if any, by which the outstanding principal balance of the Class D
                         Interest exceeds the Class D Invested Amount, if any, as of the Distribution Date,
                         after giving effect to all deposits, withdrawals and distributions on the
                         Distribution Date                                                                                   $0.00

          (10)    Investor Monthly Servicing Fee

                  (a)    The amount of the Series 2000-1 Monthly Servicing Fee payable to the Servicer on the
                         Distribution Date                                                                             $765,625.00

          (11)    Class A Monthly Interest

                  (a)    Class A Monthly Interest payable on the Distribution Date                                   $2,621,500.00

          (12)    Class B Monthly Interest

                  (a)    Class B Monthly Interest payable on the Distribution Date                                      $64,496.25

          (13)    Principal Funding Account Amount

                  (a)    The amount on deposit in the Principal Funding Account on the Distribution Date,
                         after giving effect to all deposits, withdrawals and distributions on such
                         Distribution Date                                                                                   $0.00

                  (b)    Deposits to the Principal Funding Account are currently scheduled to commence on the
                         Distribution Date occurring in March 2004 (The initial funding date for the Principal
                         Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

          (14)    Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount for the Distribution Date, after giving effect to
                  all deposits, withdrawals and distributions on such Distribution Date                                      $0.00

          (15)    Class A Reserve Account

                  (a)    The amount on deposit in the Class A Reserve Account on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution
                         Date and the related Transfer Date                                                                  $0.00

                  (b)    The Class A Required Reserve Account Amount                                                         $0.00

          (16)    Class B Reserve Account

                  (a)    The amount on deposit in the Class B Reserve Account on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution
                         Date and the related Transfer Date                                                                  $0.00

                  (b)    The Class B Required Reserve Account Amount                                                         $0.00

                                        6

                                                 _________________________________

                                                  Series 2000-1 Monthly Statement
                                                  March 17, 2003 Distribution Date
                                                 _________________________________
C)        Class A Invested Amount

          (1)     The Class A Initial Invested Amount                                                              $420,000,000.00

          (2)     The Class A Invested Amount on the Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                                          $420,000,000.00

          (3)     The Pool Factor for the Distribution Date (which represents the ratio of the Class A
                  Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the
                  Class A Invested Amount on such Distribution Date, to the Class A Initial Invested Amount).
                  The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A
                  Certificateholder's Certificate by the Pool Factor                                                      1.000000

D)        Class B Invested Amount

          (1)     The Class B Initial Invested Amount                                                               $47,250,000.00

          (2)     The Class B Invested Amount on the Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                                           $47,250,000.00

          (3)     The Pool Factor for the Distribution Date (which represents the ratio of the Class B
                  Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the
                  Class B Invested Amount on such Distribution Date, to the Class B Initial Invested Amount).
                  The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B
                  Certificateholder's Certificate by the Pool Factor                                                      1.000000

E)        Collateral Invested Amount

          (1)     The Collateral Initial Invested Amount                                                            $42,000,000.00

          (2)     The Collateral Invested Amount on the Distribution Date, after giving effect to all
                  deposits, withdrawals and distributions on such Distribution Date                                 $42,000,000.00

          (3)     The Collateral Invested Amount as a percentage of the Invested Amount on such
                  Distribution Date                                                                                           8.00%

F)        Class D Invested Amount

          (1)     The Class D Initial Invested Amount                                                               $15,750,000.00

          (2)     The Class D Invested Amount on the Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                                           $15,750,000.00

          (3)     The Class D Invested Amount as a percentage of the Invested Amount on such Distribution Date                3.00%

                                                 _________________________________

                                                  Series 2000-1 Monthly Statement
                                                  March 17, 2003 Distribution Date
                                                 _________________________________
G)        Receivables Balances

          (1)     The aggregate amount of Principal Receivables in the Trust at the close of business on the
                  last day of the immediately preceding Monthly Period                                              $6,436,539,697

          (2)     The aggregate amount of Finance Charge Receivables in the Trust at the close of business on
                  the last day of the immediately preceding Monthly Period                                            $198,817,953

H)        Annualized Percentages

          (1)     The Gross Yield (Available Finance Charge Collections for the Series 2000-1 Certificates for
                  the preceding Monthly Period (excluding payments received from Interest Rate Protection
                  Agreements) divided by the Invested Amount of the Series 2000-1 Certificates as of the last day of the next preceding Monthly Period, multiplied by 365 divided by number of days in the
                  calendar month.) Effective November 2002 monthly period.                                                   16.93%

          (2)     The Net Loss Rate (the Series 2000-1 Defaulted Amount for the preceding Monthly Period divided by the Invested Amount of the Series 2000-1 Certificates as of the last day of the
                  next preceding Monthly Period, multiplied by 12)                                                            7.48%

          (3)     The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 2000-1
                  Certificates for the preceding Monthly Period)                                                              9.45%

          (4)     The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing
                  Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related
                  Distribution Date, divided by the Invested Amount of the Series 2000-1 Certificates as of
                  the last day of the next preceding Monthly Period, multiplied by 12)                                        8.32%

          (5)     The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-1 Certificates
                  for the preceding Monthly Period)                                                                           1.13%

          (6)     The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
                  Receivables with respect to all Receivables in the Trust for the preceding Monthly Period divided by the amount of Receivables in the Trust as of the last day of the next preceding
                  Monthly Period)                                                                                             8.19%

                        _________________________________

                         Series 2000-1 Monthly Statement
                        March 17, 2003 Distribution Date
                        _________________________________

I)        Series 2000-1 Information for the Last Three Distribution Dates

          1) Gross Yield

                  a)        03/17/03             16.93%
                  b)        02/18/03             15.92%
                  c)        01/15/03             28.00%

          2) Net Loss Rate

                  a)        03/17/03             7.48%
                  b)        02/18/03             7.50%
                  c)        01/15/03             8.41%

          3) Net Spread (Portfolio Yield Minus Base Rate)

                  a)        03/17/03             1.13%
                  b)        02/18/03             0.01%
                  c)        01/15/03             11.22%

                  Three Month Average            4.12%

          4)      Monthly Payment Rate

                  a)        03/17/03             8.19%
                  b)        02/18/03             8.81%
                  c)        01/15/03             9.17%



                                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer


                                By: _________________________________
                                Name:     Patricia Garvey
                                Title:    Vice President

                                MONTHLY STATEMENT
                  _____________________________________________

                             PROVIDIAN MASTER TRUST
                                  SERIES 2000-2
                  _____________________________________________


             Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-2 Supplement dated as of August 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-2 Certificates with respect to the Distribution Date occurring on March 17, 2003 and with respect to the performance of the Trust during the month of February is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)      Information Regarding the Current Monthly Distribution for the Series
        2000-2 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

        (1)      The total amount distributed to Class A Certificateholders per $1,000 original
                 certificate principal amount                                                                $1.132500

        (2)      The amount set forth in A(1) above distributed to Class A Certificateholders with
                 respect to interest per $1,000 original certificate principal amount                        $1.132500

        (3)      The amount set forth in A(1) above distributed to Class A Certificateholders with
                 respect to principal per $1,000 original certificate principal amount                       $0.000000

        (4)      The total amount distributed to Class B Certificateholders per $1,000 original
                 certificate principal amount                                                                $1.387500

        (5)      The amount set forth in A(4) above distributed to Class B Certificateholders with
                 respect to interest per $1,000 original certificate principal amount                        $1.387500

        (6)      The amount set forth in A(4) above distributed to Class B Certificateholders with
                 respect to principal per $1,000 original certificate principal amount                       $0.000000

B)      Information Regarding the Performance of the Trust

        (1)      Allocation of Receivables Collections to the Series 2000-2 Certificates

                 (a) The aggregate amount of Finance Charge Receivables
                     collected during the Monthly Period immediately preceding the Distribution Date    $81,124,787.86

                                         ______________________________________

                                            Series 2000-2 Monthly Statement
                                            March 17, 2003 Distribution Date
                                         ______________________________________

                 (b) The aggregate amount of Interchange collected and allocated
                     to the Trust for the Monthly Period immediately preceding the Distribution Date     $4,219,487.40

                 (c) The aggregate amount of Principal Receivables collected during the Monthly
                     Period immediately preceding the Distribution Date                                $468,103,269.54

                 (d) The Floating Allocation Percentage with respect to the Series 2000-2
                     Certificates for the Monthly Period immediately preceding the Distribution Date          8.806101%

                 (e) The Principal Allocation Percentage with respect to the Series 2000-2
                     Certificates for the Monthly Period immediately preceding the Distribution Date          8.806101%

                 (f) The Finance Charge Receivables and Interchange collected and allocated to the
                     Series 2000-2 Certificates for the Monthly Period immediately preceding the
                     Distribution Date                                                                   $7,515,503.12

                 (g) The Principal Receivables collected and allocated to the Series 2000-2
                     Certificates for the Monthly Period immediately preceding the Distribution Date    $41,221,646.91

        (2)      Available Finance Charge Collections and Reallocated Principal Collections for Series 2000-2 for the
                 Monthly Period immediately preceding the Distribution Date.

                 (a) The Finance Charge Receivables and Interchange collected and allocated to
                     the Series 2000-2 Certificates                                                      $7,515,503.12

                 (b) Collection Account and Special Funding Account investment earnings allocated to
                     the Series 2000-2 Certificates                                                              $0.00

                 (c) Principal Funding Account Investment Proceeds                                               $0.00

                 (d) Class A Reserve Draw Amount                                                                 $0.00

                 (e) Class B Reserve Draw Amount                                                                 $0.00

                 (f) Additional Finance Charges from other Series allocated to the Series 2000-2
                     Certificates                                                                                $0.00

                 (g) Payments, if any, on deposit as of the Determination Date received from
                     any Interest Rate Protection Agreements                                                     $0.00

                 (h) Reallocated Class D Principal Collections                                                   $0.00

                 (i) Reallocated Collateral Principal Collections                                                $0.00

                 (j) Reallocated Class B Principal Collections                                                   $0.00

                 (k) Total Available Finance Charge Collections and Reallocated Principal
                     Collections for Series 2000-2 (total of (a), (b), (c), (d), (e), (f), (g),
                     (h), (i) and (j) above)                                                             $7,515,503.12

                                         ______________________________________

                                            Series 2000-2 Monthly Statement
                                            March 17, 2003 Distribution Date
                                         ______________________________________

        (3)      Available Principal Collections for Series 2000-2 for the
                 Monthly Period immediately preceding the Distribution Date

                 (a) The Principal Receivables collected and allocated to the Series 2000-2
                     Certificates                                                                       $41,221,646.91

                 (b) Shared Principal Collections from other Series allocated to the Series
                     2000-2 Certificates                                                                         $0.00

                 (c) Additional amounts to be treated as Available Principal Collections
                     pursuant to the Series Supplement                                                   $3,606,995.63

                 (d) Reallocated Class D Principal Collections                                                   $0.00

                 (e) Reallocated Collateral Principal Collections                                                $0.00

                 (f) Reallocated Class B Principal Collections                                                   $0.00

                 (g) Available Principal Collections for Series 2000-2 (total of (a), (b) and
                     (c) minus (d), (e) and (f) above)                                                  $44,828,642.54

        (4)      Delinquent Balances in the Trust

                 The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the
                 Distribution Date.

                 (a) 31-60 days                                                                           $115,880,997
                 (b) 61-90 days                                                                             84,476,375
                 (c) 91 or more days                                                                       154,851,532
                                                                                                          ------------
                 (d) Total Delinquencies                                                                  $355,208,904

        (5)      Defaulted Amount

                 (a) The aggregate amount of Defaulted Receivables with respect to the Trust
                     for the Monthly Period immediately preceding the Distribution Date                 $45,483,737.24

                 (b) The aggregate Amount of Recoveries of Defaulted Receivables processed
                     during the Monthly Period immediately preceding the Distribution Date               $4,523,548.30

                 (c) The Defaulted Amount for the Monthly Period immediately preceding the
                     Distribution Date [Defaulted Receivables minus Recoveries]                         $40,960,188.94

                 (d) The Defaulted Amount for the Monthly Period immediately preceding the
                     Distribution Date allocable to the Series 2000-2 Certificates
                     (the "Series 2000-2 Defaulted Amount")                                              $3,606,995.63

                 (e) The Class A Defaulted Amount [Series 2000-2 Defaulted Amount multiplied
                     by the Class A Percentage]                                                          $2,804,333.16

                 (f) The Class B Defaulted Amount [Series 2000-2 Defaulted Amount multiplied
                     by the Class B Percentage]                                                            $369,548.79

                                         ______________________________________

                                            Series 2000-2 Monthly Statement
                                            March 17, 2003 Distribution Date
                                         ______________________________________

        (6)      Class A Charge-Offs

                 (a)    The excess, if any, of the Class A Defaulted Amount over the sum of
                        (i) Available Finance Charge Collections applied to such Class A
                        Defaulted Amount, (ii) Reallocated Principal Collections applied to such
                        Class A Defaulted Amount, (iii) the amount by which the Class D invested
                        Amount has been reduced in respect of such Class A Defaulted Amount,
                        (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted  Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect of such Class A
                        Defaulted Amount (a "Class A Charge-Off")                                                $0.00

                 (b)    The amount of the Class A Charge-Off set forth in item 6(a) above, per
                        $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class A Certificateholder's
                        investment)                                                                          $0.000000

                 (c)    The total amount reimbursed on the Distribution Date in
                        respect of Class A Charge-Offs for prior Distribution  Dates                             $0.00

                 (d)    The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                        amount of each Class A Certificateholder's investment)                               $0.000000

                 (e)    The amount, if any, by which the outstanding principal balance of the
                        Class A Certificates exceeds the Class A Invested Amount if any, as of the
                        Distribution Date, after giving effect to all deposits, withdrawals and
                        distributions on such Distribution Date                                                  $0.00

                                         ______________________________________

                                            Series 2000-2 Monthly Statement
                                            March 17, 2003 Distribution Date
                                         ______________________________________

        (7)      Class B Charge-Offs

                 (a)    The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                        Available Finance Charge Collections applied to such Class B Defaulted
                        Amount, (ii) Reallocated Class D Principal Collections applied to such
                        Class B Defaulted Amount, (iii) Reallocated Collateral Principal
                        Collections applied to such Class B Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such
                        Class B Defaulted Amount and (v) the amount by which the Collateral
                        Invested Amount has been reduced in respect of such Class B Defaulted
                        Amount                                                                                   $0.00

                 (b)    The amount by which the Class B Invested Amount has been
                        reduced on the Distribution Date in respect of Reallocated Class B
                        Principal Collections                                                                    $0.00

                 (c)    The amount by which the Class B Invested Amount has been reduced on the
                        Distribution Date in respect of item 6(a) (together with item 7(a), "Class
                        B Charge-Offs")                                                                          $0.00

                 (d)    The total amount by which the Class B Invested Amount has been reduced on
                        the Distribution Date as set forth in items 7(a), (b) and ( c)                           $0.00

                 (e)    The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                        amount of each Class B Certificateholder's investment)                               $0.000000

                 (f)    The total amount reimbursed on the Distribution Date in respect of
                        reductions in the Class B Invested Amount on prior Distribution Dates                    $0.00

                 (g)    The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                        amount of each Class B Certificateholder's investment)                               $0.000000

                 (h)    The amount, if any, by which the outstanding principal balance of the
                        Class B Certificates exceeds the Class B Invested Amount if any, as of the
                        Distribution Date, after giving effect to all deposits, withdrawals and
                        distributions on such Distribution Date                                                  $0.00

        (8)      Reductions in the Collateral Interest

                 (a)    The excess, if any, of the Collateral Defaulted Amount over the sum of
                        (i) Available Finance Charge Collections applied to such Collateral
                        Defaulted Amount, (ii) Reallocated Class D Principal Collections applied to such Collateral Defaulted Amount and (iii) the amount by which the
                        Class D Invested Amount has been reduced in respect of such Collateral
                        Defaulted Amount                                                                         $0.00

                                         ______________________________________

                                            Series 2000-2 Monthly Statement
                                            March 17, 2003 Distribution Date
                                         ______________________________________

                 (b)    The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of Reallocated Collateral Principal
                        Collections                                                                              $0.00

                 (c)    The amount by which the Collateral Invested Amount has been reduced on the
                        Distribution Date in respect of items 6(a) and 7(a) above                                $0.00

                 (d)    The total amount by which the Collateral Invested Amount
                        has been reduced on the Distribution Date as set forth in
                        items 8(a), (b) and ( c)                                                                 $0.00

                 (e)    The total amount reimbursed on the Distribution Date in respect of
                        reductions in the Collateral Invested Amount on prior Distribution Dates                 $0.00

                 (f)    The amount, if any, by which the outstanding principal balance of the
                        Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                        and distributions on the Distribution Date                                               $0.00

        (9)      Reductions in the Class D Interest

                 (a)    The excess, if any, of the Class D Defaulted Amount over Available Finance
                        Charge Collections applied to such Class D Defaulted Amount                              $0.00

                 (b)    The amount by which the Class D Invested Amount has been
                        reduced on the Distribution Date in respect of Reallocated Principal
                        Collections                                                                              $0.00

                 (c)    The amount by which the Class D Invested Amount has been reduced on the
                        Distribution Date in respect of items 6(a), 7(a) and 8 (a) above                         $0.00

                 (d)    The total amount by which the Class D Invested Amount has been reduced on
                        the Distribution Date as set forth in items 9(a), (b) and (c)                            $0.00

                 (e)    The total amount reimbursed on the Distribution Date in respect of
                        reductions in the Class D Invested Amount on prior Distribution Dates                    $0.00

                 (f)    The amount, if any, by which the outstanding principal balance of the
                        Class D Interest exceeds the Class D Invested Amount, if any, as of the
                        Distribution Date, after giving effect to all deposits, withdrawals and
                        distributions on the Distribution Date                                                   $0.00

        (10)     Investor Monthly Servicing Fee

                 (a)    The amount of the Series 2000-2 Monthly Servicing Fee payable to the
                        Servicer on the Distribution Date                                                  $844,083.33

                                         ______________________________________

                                            Series 2000-2 Monthly Statement
                                            March 17, 2003 Distribution Date
                                         ______________________________________

        (11)     Class A Monthly Interest

                 (a)    Class A Monthly Interest payable on the Distribution Date                          $509,625.00

        (12)     Class B Monthly Interest

                 (a)    Class B Monthly Interest payable on the Distribution Date                           $82,278.75

        (13)     Principal Funding Account Amount

                 (a)    The amount on deposit in the Principal Funding Account on the Distribution
                        Date, after giving effect to all deposits, withdrawals and distributions
                        on such Distribution Date                                                                $0.00

                 (b)    Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in August 2004 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

        (14)     Deficit Controlled Accumulation Amount

                        The Deficit Controlled Accumulation Amount for the Distribution Date,
                        after giving effect to all deposits, withdrawals and distributions on such
                        Distribution Date                                                                        $0.00

        (15)     Class A Reserve Account

                 (a)    The amount on deposit in the Class A Reserve Account on the Distribution
                        Date, after giving effect to all deposits, withdrawals and distributions
                        on such Distribution Date and the related Transfer Date                                  $0.00

                 (b)    The Class A Required Reserve Account Amount                                              $0.00

        (16)     Class B Reserve Account

                 (a)    The amount on deposit in the Class B Reserve Account on the Distribution
                        Date, after giving effect to all deposits, withdrawals and distributions
                        on such Distribution Date and the related Transfer Date                                  $0.00

                 (b)    The Class B Required Reserve Account Amount                                              $0.00

C)      Class A Invested Amount

        (1)      The Class A Initial Invested Amount                                                   $450,000,000.00

        (2)      The Class A Invested Amount on the Distribution Date, after giving effect to all
                 deposits, withdrawals and distributions on such Distribution Date                     $450,000,000.00

                                         ______________________________________

                                            Series 2000-2 Monthly Statement
                                            March 17, 2003 Distribution Date
                                         ______________________________________

        (3)      The Pool Factor for the Distribution Date (which represents the ratio of the
                 Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class
                 A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate by the Pool
                 Factor                                                                                       1.000000

D)      Class B Invested Amount

        (1)      The Class B Initial Invested Amount                                                    $59,300,000.00

        (2)      The Class B Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
                 Distribution  Date                                                                     $59,300,000.00

        (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class B
                 Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the
                 Class B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's Certificate by the
                 Pool
                 Factor.                                                                                      1.000000

E)      Collateral Invested Amount

        (1)      The Collateral Initial Invested Amount                                                 $49,200,000.00

        (2)      The Collateral Invested Amount on the Distribution Date, after giving effect to
                 all deposits, withdrawals and distributions on such Distribution Date                  $49,200,000.00

        (3)      The Collateral Invested Amount as a percentage of the Invested Amount on such
                 Distribution Date                                                                                8.50%

F)      Class D Invested Amount

        (1)      The Class D Initial Invested Amount                                                    $20,300,000.00

        (2)      The Class D Invested Amount on the Distribution Date, after giving effect to
                 all deposits, withdrawals and distributions on such Distribution Date                  $20,300,000.00

        (3)      The Class D Invested Amount as a percentage of the Invested Amount on such
                 Distribution Date                                                                                3.51%

                                         ______________________________________

                                            Series 2000-2 Monthly Statement
                                            March 17, 2003 Distribution Date
                                         ______________________________________

G)      Receivables Balances

        (1)      The aggregate amount of Principal Receivables in the Trust at the close of
                 business on the last day of the immediately preceding Monthly Period                   $6,436,539,697

        (2)      The aggregate amount of Finance Charge Receivables in the Trust at the close of
                 business on the last day of the immediately preceding Monthly Period                     $198,817,953

H)      Annualized Percentages

        (1)      The Gross Yield (Available Finance Charge Collections for the Series 2000-2
                 Certificates for the preceding Monthly Period (excluding payments received from
                 Interest Rate Protection Agreements) divided by the Invested Amount of the Series
                 2000-2 Certificates as of the last day of the next preceding Monthly Period, multiplied by 365 divided by the number of days in the calendar month)  Effective
                 November 2002 monthly period.                                                                   16.93%

        (2)      The Net Loss Rate (the Series 2000-2 Defaulted Amount for the preceding Monthly
                 Period divided by the Invested Amount of the Series 2000-2 Certificates as of the
                 last day of the next preceding Monthly Period, multiplied by 12)                                 7.48%

        (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series
                 2000-2 Certificates for the preceding Monthly Period)                                            9.45%

        (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series 2000-2 Certificates as of the last day of the next preceding Monthly
                 multiplied by 12)                                                                                3.91%

        (5)      The Net Spread (the Portfolio Yield minus the Base Rate for the
                 Series 2000-2 Certificates for the preceding Monthly Period)                                     5.54%

        (6)      The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
                 Receivables with respect to all Receivables in the Trust for the preceding
                 Monthly Period divided by the amount of Receivables in the Trust as of the last
                 day of the next preceding Monthly Period)                                                        8.19%


I)      Series 2000-2 Information for the Last Three Distribution Dates

        1) Gross Yield

                 a)        03/17/03                            16.93%
                 b)        02/18/03                            15.92%
                 c)        01/15/03                            17.87%

                     ______________________________________

                         Series 2000-2 Monthly Statement
                        March 17, 2003 Distribution Date
                     ______________________________________


        2) Net Loss Rate

                 a)        03/17/03                            7.48%
                 b)        02/18/03                            7.50%
                 c)        01/15/03                            8.41%

        3) Net Spread (Portfolio Yield Minus Base Rate)

                 a)        03/17/03                            5.54%
                 b)        02/18/03                            4.17%
                 c)        01/15/03                            5.35%

                 Three Month Average                           5.02%

        4) Monthly Payment Rate

                 a)        03/17/03                            8.19%
                 b)        02/18/03                            8.81%
                 c)        01/15/03                            9.17%


                                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, Servicer


                                 By: _____________________________
                                 Name:         Patricia Garvey
                                 Title:        Vice President

                                MONTHLY STATEMENT
                  _____________________________________________

                             PROVIDIAN MASTER TRUST
                                  Series 2000-3
                  _____________________________________________


             Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-3 Supplement dated as of November 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association, Servicer, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Providian Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-3 Certificates with respect to the Distribution Date occurring on March 17, 2003 and with respect to the performance of the Trust during the month of February is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)        Information Regarding the Current Monthly Distribution for the Series
          2000-3 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

          (1)     The total amount distributed to Class A Certificateholders per $1,000 original
                  certificate principal amount                                                              $1.095000

          (2)     The amount set forth in A(1) above distributed to Class A Certificateholders
                  with respect to interest per $1,000 original certificate principal amount                 $1.095000

          (3)     The amount set forth in A(1) above distributed to Class A Certificateholders
                  with respect to principal per $1,000 original certificate principal amount                $0.000000

          (4)     The total amount distributed to Class B Certificateholders per $1,000 original
                  certificate principal amount                                                              $1.342500

          (5)     The amount set forth in A(4) above distributed to Class B Certificateholders
                  with respect to interest per $1,000 original certificate principal amount                 $1.342500

          (6)     The amount set forth in A(4) above distributed to Class B Certificateholders
                  with respect to principal per $1,000 original certificate principal amount                $0.000000

B)        Information Regarding the Performance of the Trust

          (1)     Allocation of Receivables Collections to the Series 2000-3 Certificates

                  (a)    The aggregate amount of Finance Charge Receivables collected during the
                         Monthly Period immediately preceding the Distribution Date                    $81,124,787.86

                  (b)    The aggregate amount of Interchange collected and allocated to the Trust
                         for the Monthly Period immediately preceding the Distribution Date             $4,219,487.40

                  (c)    The aggregate amount of Principal Receivables collected during the
                         Monthly Period immediately preceding the Distribution Date                   $468,103,269.54

                                        ______________________________________

                                            Series 2000-3 Monthly Statement
                                           March 17, 2003 Distribution Date
                                        ______________________________________

                  (d)    The Floating Allocation Percentage with respect to the Series 2000-3
                         Certificates for the Monthly Period immediately preceding the
                         Distribution Date                                                                  10.650088%

                  (e)    The Principal Allocation Percentage with respect to the Series 2000-3
                         Certificates for the Monthly Period immediately preceding the
                         Distribution Date                                                                  10.650088%

                  (f)    The Finance Charge Receivables and Interchange collected and allocated to the Series 2000-3 Certificates for the Monthly Period immediately
                         preceding the Distribution Date                                                $9,089,240.12

                  (g)    The Principal Receivables collected and allocated to the Series 2000-3
                         Certificates for the Monthly Period immediately preceding the Distribution
                         Date                                                                          $49,853,408.50

          (2)     Available Finance Charge Collections and Reallocated Principal Collections for
                  Series 2000-3 for the Monthly Period immediately preceding the Distribution Date.

                  (a)    The Finance Charge Receivables and Interchange collected and allocated
                         to the Series 2000-3 Certificates                                              $9,089,240.12

                  (b)    Collection Account and Special Funding Account investment earnings
                         allocated to the Series 2000-3 Certificates                                            $0.00

                  (c)    Principal Funding Account Investment Proceeds                                          $0.00

                  (d)    Class A Reserve Draw Amount                                                            $0.00

                  (e)    Class B Reserve Draw Amount                                                            $0.00

                  (f)    Additional Finance Charges from other Series allocated to the Series
                         2000-3 Certificates                                                                    $0.00

                  (g)    Payments, if any, on deposit as of the Determination Date received from
                         any Interest Rate Protection Agreements                                                $0.00

                  (h)    Reallocated Class D Principal Collections                                              $0.00

                  (i)    Reallocated Collateral Principal Collections                                           $0.00

                  (j)    Reallocated Class B Principal Collections                                              $0.00

                  (k)    Total Available Finance Charge Collections and Reallocated Principal
                         Collections for Series 2000-3 (total of (a), (b), (c), (d), (e), (f),
                         (g), (h), (i) and (j) above)                                                   $9,089,240.12

          (3)     Available Principal Collections for Series 2000-3 for the Monthly Period
                  immediately preceding the Distribution Date

                  (a)    The Principal Receivables collected and allocated to the Series 2000-3
                         Certificates                                                                  $49,853,408.50

                                        ______________________________________

                                            Series 2000-3 Monthly Statement
                                           March 17, 2003 Distribution Date
                                        ______________________________________

                  (b)    Shared Principal Collections from other Series allocated to the Series
                         2000-3 Certificates                                                                    $0.00

                  (c)    Additional amounts to be treated as Available Principal Collections
                         pursuant to the Series Supplement                                              $4,362,296.02

                  (d)    Reallocated Class D Principal Collections                                              $0.00

                  (e)    Reallocated Collateral Principal Collections                                           $0.00

                  (f)    Reallocated Class B Principal Collections                                              $0.00

                  (g)    Available Principal Collections for Series 2000-3 (total of (a), (b) and
                         (c) minus (d), (e) and (f) above)                                             $54,215,704.52

          (4)     Delinquent Balances in the Trust

                  The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the
                  Distribution Date.

                  (a)    31-60 days                                                                      $115,880,997
                  (b)    61-90 days                                                                        84,476,375
                  (c)    91 or more days                                                                  154,851,532
                                                                                                         ------------
                  (d)    Total Delinquencies                                                             $355,208,904

          (5)     Defaulted Amount

                  (a)    The aggregate amount of Defaulted Receivables with respect to the Trust
                         for the Monthly Period immediately preceding the Distribution Date            $45,483,737.24

                  (b)    The aggregate Amount of Recoveries of Defaulted Receivables processed
                         during the Monthly Period immediately preceding the Distribution Date          $4,523,548.30

                  (c)    The Defaulted Amount for the Monthly Period immediately preceding the
                         Distribution Date [Defaulted Receivables minus Recoveries]                    $40,960,188.94

                  (d)    The Defaulted Amount for the Monthly Period immediately preceding the
                         Distribution Date allocable to the Series 2000-3 Certificates (the
                         "Series 2000-3 Defaulted Amount")                                              $4,362,296.02

                  (e)    The Class A Defaulted Amount [Series 2000-3 Defaulted
                         Amount multiplied
                         by the Class A Percentage]                                                     $3,391,685.16

                  (f)    The Class B Defaulted Amount [Series 2000-3 Defaulted Amount multiplied
                         by the Class B Percentage]                                                       $447,135.34

                                        ______________________________________

                                            Series 2000-3 Monthly Statement
                                           March 17, 2003 Distribution Date
                                        ______________________________________

          (6)     Class A Charge-Offs

                  (a)    The excess, if any, of the Class A Defaulted Amount over the sum of
                         (i) Available Finance Charge Collections applied to such Class A
                         Defaulted Amount, (ii) Reallocated Principal Collections applied to such Class A Defaulted Amount, (iii) the amount by which the Class D
                         Invested Amount has been reduced in respect of such Class A Defaulted
                         Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B Invested Amount has been reduced in
                         respect of such Class A Defaulted Amount (a "Class A Charge-Off")                      $0.00

                  (b)    The amount of the Class A Charge-Off set forth in item 6(a) above, per
                         $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class A Certificateholder's
                         investment)                                                                        $0.000000

                  (c)    The total amount reimbursed on the Distribution Date in
                         respect of Class A Charge-Offs for prior Distribution  Dates                           $0.00

                  (d)    The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata,
                         the amount of each Class A Certificateholder's investment)                         $0.000000

                  (e)    The amount, if any, by which the outstanding principal balance of the
                         Class A Certificates exceeds the Class A Invested Amount if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                         and distributions on such Distribution Date                                            $0.00

          (7)     Class B Charge-Offs

                  (a)    The excess, if any, of the Class B Defaulted Amount over the sum of
                         (i) Available Finance Charge Collections applied to such Class B Defaulted
                         Amount, (ii) Reallocated Class D Principal Collections applied to such
                         Class B Defaulted Amount, (ii) Reallocated Class D Principal Collections
                         applied to such Class B Defaulted Amount, (iii) Reallocated Collateral
                         Principal Collections applied to such Class B Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the Collateral Invested Amount has been reduced in respect of such
                         Class B Defaulted Amount                                                               $0.00

                  (b)    The amount by which the Class B Invested Amount has been reduced on the Distribution Date in respect of Reallocated Class B Principal
                         Collections                                                                            $0.00

                  (c)    The amount by which the Class B Invested Amount has been reduced on the
                         Distribution Date in respect of item 6(a) (together with item 7(a),
                         "Class B Charge-Offs")                                                                 $0.00

                  (d)    The total amount by which the Class B Invested Amount
                         has been reduced on the Distribution Date as set forth in
                         items 7(a), (b) and (c)                                                                $0.00

                                        ______________________________________

                                            Series 2000-3 Monthly Statement
                                           March 17, 2003 Distribution Date
                                        ______________________________________

                  (e)    The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                         amount of each Class B Certificateholder's investment)                             $0.000000

                  (f)    The total amount reimbursed on the Distribution Date in
                         respect of reductions in the Class B Invested Amount on prior Distribution
                         Dates                                                                                  $0.00

                  (g)    The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata,
                         the amount of each Class B Certificateholder's investment)                         $0.000000

                  (h)    The amount, if any, by which the outstanding principal balance of the
                         Class B Certificates exceeds the Class B Invested Amount if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                         and distributions on such Distribution Date                                            $0.00

          (8)     Reductions in the Collateral Interest

                  (a)    The excess, if any, of the Collateral Defaulted Amount over the sum of
                         (i) Available Finance Charge Collections applied to such Collateral
                         Defaulted Amount, (ii) Reallocated Class D Principal Collections applied to such Collateral Defaulted Amount and (iii) the amount by which the
                         Class D Invested Amount has been reduced in respect of such Collateral
                         Defaulted Amount                                                                       $0.00

                  (b)    The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of Reallocated Collateral Principal
                         Collections                                                                            $0.00

                  (c)    The amount by which the Collateral Invested Amount has
                         been reduced on the Distribution Date in respect of
                         items 6(a) and 7(a) above                                                              $0.00

                  (d)    The total amount by which the Collateral Invested Amount has been
                         reduced on the Distribution Date as set forth in items 8(a), (b) and ( c)              $0.00

                  (e)    The total amount reimbursed on the Distribution Date in respect of reductions
                         in the Collateral Invested Amount on prior Distribution Dates                          $0.00

                  (f)    The amount, if any, by which the outstanding principal balance of the
                         Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits,
                         withdrawals and distributions on the Distribution Date                                 $0.00

          (9)     Reductions in the Class D Interest

                  (a)    The excess, if any, of the Class D Defaulted Amount over Available
                         Finance Charge Collections applied to such Class D Defaulted Amount                    $0.00

                  (b)    The amount by which the Class D Invested Amount has been reduced on the
                         Distribution Date in respect of Reallocated Principal Collections                      $0.00

                  (c)    The amount by which the Class D Invested Amount has been reduced on the
                         Distribution Date in respect of items 6(a), 7(a) and 8 (a) above                       $0.00

                                        ______________________________________

                                            Series 2000-3 Monthly Statement
                                           March 17, 2003 Distribution Date
                                        ______________________________________

                  (d)    The total amount by which the Class D Invested Amount has been reduced
                         on the Distribution Date as set forth in items 9(a), (b) and (c )                      $0.00

                  (e)    The total amount reimbursed on the Distribution Date in respect of
                         reductions in the Class D Invested Amount on prior Distribution Dates                  $0.00

                  (f)    The amount, if any, by which the outstanding principal balance of the
                         Class D Interest exceeds the Class D Invested Amount, if any, as of the
                         Distribution Date, after giving effect to all deposits, withdrawals and
                         distributions on the Distribution Date                                                 $0.00

          (10)    Investor Monthly Servicing Fee

                  (a)    The amount of the Series 2000-3 Monthly Servicing Fee payable to the
                         Servicer on the Distribution Date                                              $1,020,833.33

          (11)    Class A Monthly Interest

                  (a)    Class A Monthly Interest payable on the Distribution Date                        $595,953.75

          (12)    Class B Monthly Interest

                  (a)    Class B Monthly Interest payable on the Distribution Date                         $96,324.38

          (13)    Principal Funding Account Amount

                  (a)    The amount on deposit in the Principal Funding Account on the
                         Distribution Date, after giving effect to all deposits, withdrawals and
                         distributions on such Distribution Date                                                $0.00

                  (b)    Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in July 2003 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

          (14)    Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount for the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
                  Distribution Date                                                                             $0.00

          (15)    Class A Reserve Account

                  (a)    The amount on deposit in the Class A Reserve Account on the Distribution
                         Date, after giving effect to all deposits, withdrawals and distributions
                         on such Distribution Date and the related Transfer Date                                $0.00

                  (b)    The Class A Required Reserve Account Amount                                            $0.00

                                        ______________________________________

                                            Series 2000-3 Monthly Statement
                                           March 17, 2003 Distribution Date
                                        ______________________________________

          (16)    Class B Reserve Account

                  (a)    The amount on deposit in the Class B Reserve Account on the Distribution
                         Date, after giving effect to all deposits, withdrawals and distributions
                         on such Distribution Date and the related Transfer Date                                $0.00

                  (b)    The Class B Required Reserve Account Amount                                            $0.00

C) Class A Invested Amount

          (1)     The Class A Initial Invested Amount                                                 $544,250,000.00

          (2)     The Class A Invested Amount on the Distribution Date, after giving effect to
                  all deposits, withdrawals and distributions on such Distribution Date               $544,250,000.00

          (3)     The Pool Factor for the Distribution Date (which represents the ratio of the Class
                  A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the
                  Class A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate by the
                  Pool Factor                                                                                1.000000

D) Class B Invested Amount

          (1)     The Class B Initial Invested Amount                                                  $71,750,000.00

          (2)     The Class B Invested Amount on the Distribution Date, after giving effect to
                  all deposits, withdrawals and distributions on such Distribution  Date               $71,750,000.00

          (3)     The Pool Factor for the Distribution Date (which represents the ratio of the
                  Class B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the
                  Class B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying
                  the original denomination of the Class B Certificateholder's Certificate by the            1.000000
                  Pool Factor

E)        Collateral Invested Amount

          (1)     The Collateral Initial Invested Amount                                               $59,500,000.00

          (2)     The Collateral Invested Amount on the Distribution Date, after giving effect to
                  all deposits, withdrawals and distributions on such Distribution Date                $59,500,000.00

          (3)     The Collateral Invested Amount as a percentage of the Invested Amount on such
                  Distribution Date                                                                              8.50%

F) Class D Invested Amount

          (1)     The Class D Initial Invested Amount                                                  $24,500,000.00

          (2)     The Class D Invested Amount on the Distribution Date, after giving effect to
                  all deposits, withdrawals and distributions on such Distribution Date                $24,500,000.00

                                        ______________________________________

                                            Series 2000-3 Monthly Statement
                                           March 17, 2003 Distribution Date
                                        ______________________________________

          (3)     The Class D Invested Amount as a percentage of the Invested Amount on such
                  Distribution Date                                                                              3.50%

G)        Receivables Balances

          (1)     The aggregate amount of Principal Receivables in the Trust at the close of
                  business on the last day of the immediately preceding Monthly Period                 $6,436,539,697

          (2)     The aggregate amount of Finance Charge Receivables in the Trust at the close of
                  business on the last day of the immediately preceding Monthly Period                   $198,817,953

H)        Annualized Percentages

          (1)     The Gross Yield (Available Finance Charge Collections for the Series 2000-3
                  Certificates for the preceding Monthly Period (excluding payments received from
                  Interest Rate Protection Agreements) divided by the Invested Amount of the
                  Series 2000-3 Certificates as of the last day of the next preceding Monthly
                  Period, multiplied by 365 divided by the number of days in the calendar
                  month.)  Effective November 2002 monthly period.                                              16.93%

          (2)     The Net Loss Rate (the Series 2000-3 Defaulted Amount for the preceding
                  Monthly Period divided by the Invested Amount of the Series 2000-3 Certificates
                  as of the last day of the next preceding Monthly Period, multiplied by 12)                     7.48%

          (3)     The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series
                  2000-3 Certificates for the preceding Monthly Period)                                          9.45%

          (4)     The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
                  Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the
                  Series    2000-3 Certificates as of the last day of the next preceding Monthly
                  Period, multiplied by 12)                                                                      3.83%

          (5)     The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-3
                  Certificates for the preceding Monthly Period)                                                 5.62%

          (6)     The Monthly Payment Rate (Collections of Principal Receivables and Finance
                  Charge Receivables with respect to all Receivables in the Trust for the preceding Monthly Period divided by the amount of Receivables in the Trust as
                  of the last day of the next preceding Monthly Period)                                          8.19%

                                        ______________________________________

                                            Series 2000-3 Monthly Statement
                                           March 17, 2003 Distribution Date
                                        ______________________________________

I) Series 2000-3 Information for the Last Three Distribution Dates

          1) Gross Yield

                  a)        03/17/03                            16.93%
                  b)        02/18/03                            15.92%
                  c)        01/15/03                            17.87%

          2) Net Loss Rate

                  a)        03/17/03                            7.48%
                  b)        02/18/03                            7.50%
                  c)        01/15/03                            8.41%

          3) Net Spread (Portfolio Yield Minus Base Rate)

                  a)        03/17/03                            5.62%
                  b)        02/18/03                            4.25%
                  c)        01/15/03                            5.42%

                  Three Month Average                           5.10%

          4)      Monthly Payment Rate

                  a)        03/17/03                            8.19%
                  b)        02/18/03                            8.81%
                  c)        01/15/03                            9.17%


                                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, Servicer


                                 By: _____________________________
                                 Name:         Patricia Garvey
                                 Title:        Vice President